Prepayments, Other Receivables and Other Assets (Details) - Schedule of prepayments, other receivables and other assets ¥ in Thousands, $ in Thousands	Jun. 30, 2022 CNY (¥)	Jun. 30, 2022 USD ($)	Dec. 31, 2021 CNY (¥)
Non-current
Prepayments	¥ 147		¥ 213
Deposits	111,799		94,858
Other receivables	135		146
Total	112,081		95,217
Current
Prepayments	28,117		29,368
Deposits	122		244
Loan receivable	1,994
Other receivables	9,776		4,489
Total	¥ 40,009	$ 5,973	¥ 34,101